UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 20, 2012

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas	76116
(Address of principal executive offices)	(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2012, the Compensation and Nominating Committee of the Board of Directors of Approach Resources Inc. (the “Company”) adopted a new form award agreement pursuant to which it may grant shares of restricted stock under the Company’s 2007 Stock Incentive Plan, as amended (the “Plan”), to certain named executive officers of the Company. The form award agreement provides for performance-based vesting conditions, with the restricted shares granted thereunder vesting at the end of a designated three-year performance period based on the total shareholder return (“TSR”) achieved with respect to shares of the Company’s common stock (“Common Stock”), and a comparison of the TSR achieved by 14 specified peer companies, provided the awardee remains continuously employed with the Company or its affiliates through the end of the applicable performance period. Depending on the relative TSR achieved by the Company, the awardee may earn between 0% and 150% of the target number of restricted shares covered by the award. The maximum number of shares that can be earned by the awardee is capped at 100% of the target if the Company’s TSR is negative during the applicable performance period. If an awardee’s employment or service is terminated due to death or disability before the end of the applicable performance period, the awardee will be deemed to earn 100% of the target number of restricted shares as of the date of termination. If a change of control occurs during the performance period, the awardee will be deemed to earn a number of restricted shares determined assuming that the performance period ends on the date of the change of control based on the relative TSR of the Company determined as of the date of the change of control. During the performance period, an awardee will have the right to receive any dividends paid with respect to 150% of the target number of restricted shares covered by the award.

The foregoing is intended to provide brief description of the new form award agreement, but is not a complete description and is qualified in its entirety by reference to the full text of the form agreement, which is filed as Exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement – TSR Vesting Requirements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: February 21, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement – TSR Vesting Requirements

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